UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2005

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Timothy Whitten and Markus F. Renschler, M.D. have each established plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of Pharmacyclics, Inc. common stock. Under his plan, Mr. Whitten intends to sell up to 85,125 shares of Pharmacyclics common stock in accordance with a prearranged trading schedule over a twelve-month period beginning in January 2006. Under his plan, Dr. Renschler intends to sell up to 35,000 shares of Pharmacyclics common stock in accordance with a prearranged trading schedule over the period of January 2006 through May 2006. Under both plans, the shares will be acquired pursuant to the exercise of vested stock options, which in the case of Dr. Renschler expire in January and May 2006, and sold on the open market at prevailing prices, provided that specified trading prices are achieved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 30, 2005

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary